                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ENDOVASCULAR TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                        ENDOVASCULAR TECHNOLOGIES, INC.
                               1360 O'BRIEN DRIVE
                          MENLO PARK, CALIFORNIA 94025

                                  MAY 30, 1997

TO THE STOCKHOLDERS OF ENDOVASCULAR TECHNOLOGIES, INC.

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of EndoVascular Technologies, Inc. (the "Company") which will be held at the Company's principal executive offices at 1360 O'Brien Drive, Menlo Park, California, 94025 on Thursday, July 16, 1997 at 4:30 p.m.

     Details of the business to be conducted at the Annual Meeting of Stockholders are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

     It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          W. James Fitzsimmons
                                          President and Chief Executive Officer

                        ENDOVASCULAR TECHNOLOGIES, INC.
                               1360 O'BRIEN DRIVE
                          MENLO PARK, CALIFORNIA 94025

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 16, 1997

     The Annual Meeting of Stockholders ("Annual Meeting") of EndoVascular Technologies, Inc. (the "Company") will be held at the Company's principal executive offices at 1360 O'Brien Drive, Menlo Park, California, 94025 at 4:30 p.m. on July 16, 1997 for the following purposes:

          1. To elect H. DuBose Montgomery and Vaughn D. Bryson to serve as Directors of the Company for a three-year term or until their successors have been duly elected and qualified;

          2. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending December 31, 1997; and

          3. To act upon such other business as may properly come before the meeting or at any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the attached Proxy Statement.

     Only the stockholders of record at the close of business on May 20, 1997 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          W. James Fitzsimmons
                                          President and Chief Executive Officer

Menlo Park, California
May 30, 1997

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

              STOCKHOLDERS SHOULD READ THE ENTIRE PROXY STATEMENT
                   CAREFULLY PRIOR TO RETURNING THEIR PROXIES

                                PROXY STATEMENT
                                      FOR
                       ANNUAL MEETING OF STOCKHOLDERS OF
                        ENDOVASCULAR TECHNOLOGIES, INC.

                            TO BE HELD JULY 16, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of EndoVascular Technologies, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders ("Annual Meeting") which will be held at 4:30 p.m. on July 16, 1997 at the Company's principal executive offices at 1360 O'Brien Drive, Menlo Park, California 94025, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders ("Notice"). This Proxy Statement and the proxy card were first mailed to stockholders on or about May 30, 1997.

              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

                         VOTING RIGHTS AND SOLICITATION

     The close of business on May 20, 1997 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting. As of March 31, 1997, the Company had 8,481,868 shares of common stock, $0.00001 par value per share (the "Common Stock"), issued and outstanding. All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the Annual Meeting, and stockholders of record entitled to vote at the Annual Meeting will have one (1) vote for each share so held on the matters to be voted upon.

     Shares of the Company's Common Stock represented by proxies in the accompanying form which are properly executed and returned to the Company will be voted at the Annual Meeting in accordance with the stockholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of each of the Directors as described herein under "Proposal 1 -- Election of Directors," and FOR ratification of the selection of accountants as described herein under "Proposal 2 -- Ratification of Selection of Independent Public Accountants." Management does not know of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any stockholder has the right to revoke his or her proxy at any time before it is voted.

     The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and Company employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

     The Company's bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTES REQUIRED

     PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The two nominees for Director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward each nominee's total. Stockholders may not cumulate votes in the election of Directors.

     PROPOSAL 2. Ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of Directors, each serving staggered three-year terms. H. DuBose Montgomery and Vaughn D. Bryson are Class II Directors whose terms expire at the Annual Meeting. W. James Fitzsimmons is a Class III Director whose term expires at the 1998 annual meeting of stockholders. Tony R. Brown, Ph.D. is a Class I Director whose term expires at the 1999 annual meeting of stockholders. There is one vacancy on the Board of Directors.

     At the Annual Meeting, two Directors are to be elected to serve until the 2000 annual meeting of stockholders or until their successors are elected and qualified. The candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected Directors of the Company. The Board of Directors has selected H. DuBose Montgomery and Vaughn
D. Bryson ("Nominees"), who are current Directors of the Company, to be elected as Directors at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the Proxies received by them FOR the Nominees. If, however, any of the Nominees is unable or declines to serve (which is not expected) at the time of the Annual Meeting, the proxies (except those marked to the contrary) will be voted for such other person(s) recommended by the Board.

NOMINEES OF THE BOARD OF DIRECTORS

     Set forth below is information regarding each of the Nominees, including age, the period during which each Nominee has previously served as a Director, and information furnished by each Nominee as to principal occupation and directorships held by each Nominee in corporations whose shares are publicly registered.

     Mr. H. DuBose Montgomery has served as Chairman of the Board since June 1989 and is a member of the Company's Compensation Committee. Since 1976, Mr. Montgomery has been a general partner of Menlo Ventures, a venture capital firm in Menlo Park, California. Mr. Montgomery is a director of Infoseek Corporation and Micro Therapeutics, Inc., as well as other private companies. Mr. Montgomery is 48 years old and holds a B.S. in Electrical Engineering and Management Science and an M.S. in Electrical Engineering from M.I.T. and an M.B.A. from the Harvard University Graduate School of Business.

     Mr. Vaughn D. Bryson has served as a Director of the Company since May 1994 and is a member of the Company's Audit and Compensation Committees. Since December 1996, Mr. Bryson has served as President of Life Science Advisors, a consulting firm focused on assisting biopharmaceutical firms in building stockholder value. From April 1994 to December 1996, Mr. Bryson served as Vice Chairman of Vector Securities International, Inc., an investment bank. For 32 years Mr. Bryson was an employee of Eli Lilly and

Company ("Eli Lilly") where he served as President and Chief Executive Officer from November 1991 to June 1993 and as Executive Vice President from June 1986 to October 1991. Mr. Bryson is a director of Ariad Pharmaceuticals, Inc., Fusion Medical Technologies, Inc., Molecular Geriatrics Corporation, NaPro Biotherapeutics, Inc., Perclose, Inc., and Quintiles Transnational Corporation. Mr. Bryson is 58 years old and holds a B.S. in Pharmacy from the University of North Carolina and completed the Sloan Program at the Stanford University Graduate School of Business.

CONTINUING DIRECTORS

     Set forth below is information regarding the continuing Directors of the Company, including their ages, the period during which they have served as Directors, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered.

  CLASS III DIRECTOR -- TERM ENDING IN 1998

     Mr. W. James Fitzsimmons has served as President, Chief Executive Officer and a Director of the Company since October 1991. From December 1989 to September 1991, Mr. Fitzsimmons was Director of the Electrocardiography division of Physio-Control Corporation, a wholly owned subsidiary of Eli Lilly. From December 1987 to November 1989, Mr. Fitzsimmons was engaged in merger and acquisition activities for the Medical Device and Diagnostics division of Eli Lilly, where he initiated the acquisition of Devices for Vascular Intervention. Mr. Fitzsimmons is a director of VNUS Corporation, a private medical device company. Mr. Fitzsimmons is 40 years old and holds a B.S. in Biology and an M.B.A. from Seattle University.

  CLASS I DIRECTOR -- TERM ENDING IN 1999

     Dr. Tony R. Brown, Ph.D. has served as a Director of the Company since September 1991 and is a member of the Company's Audit Committee. Since August 1996, Dr. Brown has been President and Chief Executive Officer of Cordial Medical, Inc., a private company working in the field of minimally invasive cardiovascular surgery. From April 1994 to August 1996, Dr. Brown was President and Chief Executive Officer of Cordis Webster, Inc., a wholly owned subsidiary of Cordis Corporation. In February 1996, Cordis Corporation was acquired by Johnson & Johnson. From March 1993 to April 1994, Dr. Brown was President and Chief Executive Officer of Webster Laboratories, Inc., the predecessor to Cordis Webster, Inc. From August 1990 to March 1993, Dr. Brown was Chief Operating Officer at Bio-Rad Laboratories. From 1985 to 1990, Dr. Brown worked for Baxter Healthcare Corporation's Medical Specialties Group as President of Edwards Cardiovascular Surgery Division, President of Bentley Laboratories Division, and had oversight responsibility for the Edwards Orthopedics Division and the Novacor Division. Dr. Brown is 58 years old and holds a Ph.D., M.S. and B.S., in Mechanical Engineering from Purdue University.

     There are no family relationships among executive officers or Directors of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 1996, the Board of Directors of the Company held a total of seven meetings and acted by written consent on two occasions. During this period, each Director attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board and
(ii) the total number of meetings held by all committees of the Board on which they were members. The Company has an Audit Committee, a Compensation Committee and a Stock Option Committee of the Board of Directors. There is no nominating committee or committee performing the functions of such committee.

     The Audit Committee meets with the Company's financial management at various times during each year and reviews internal control conditions, audit plans and results, and financial reporting procedures. The Audit Committee also reviews the performance of the Company's independent accountants. This Committee held four meetings during the fiscal year ended December 31, 1996. The Audit Committee consists of Tony R. Brown and Vaughn D. Bryson.

     The Compensation Committee reviews and approves the Company's compensation arrangements for management. This Committee held a total of five meetings and acted by written consent on three occasions during the fiscal year ended December 31, 1996. The Compensation Committee consists of H. DuBose Montgomery and Vaughn D. Bryson.

     The Stock Option Committee reviews and approves the Company's grant of stock options to non-officer employees and consultants of the Company to purchase up to 10,000 shares of the Company's common stock. This Committee held a total of two meetings and acted by written consent on four occasions during the fiscal year ended December 31, 1996. The Stock Option Committee consists of
W. James Fitzsimmons.

DIRECTOR COMPENSATION

     Except for grants of stock options, Directors of the Company generally do not receive compensation for services provided as a Director. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors. Non-employee members of the Board are reimbursed for all out-of-pocket costs incurred in connection with their attendance at Board and Committee meetings.

     Non-employee Board members are eligible for option grants pursuant to the provisions of the Automatic Option Grant Program under the Company's 1995 Stock Option Plan. On February 7, 1996, Messrs. Brown, Bryson and Montgomery were each granted an option to purchase 10,000 shares at an exercise price of $12.00 per share under the Automatic Option Grant Program. Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member will be granted an option to purchase 10,000 shares on the date such individual joins the Board, provided such individual has not been in the prior employ of the Company. In addition, at each annual stockholders meeting, including the Annual Meeting, each individual who has served as a non-employee Board member for at least six months prior to such annual meeting will receive an additional option to purchase 2,000 shares of Common Stock whether or not such individual has been in the prior employ of the Company. Thus, Messrs. Brown, Bryson and Montgomery will each receive an option to purchase 2,000 shares of Common Stock at the Annual Meeting.

     Directors who are also employees of the Company are eligible to receive options and to be issued shares of Common Stock directly under the Company's 1995 Stock Option Plan and are also eligible to participate in the Company's Employee Stock Purchase Plan and, if an executive officer of the Company, the Annual Vice President Bonus Program or President Bonus Program.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF H. DUBOSE MONTGOMERY AND VAUGHN D. BRYSON TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE 2000 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

                                  PROPOSAL 2:

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP served as independent public accountants for the Company for the fiscal year ended December 31, 1996. The Board of Directors desires the firm to continue in this capacity for the fiscal year ending December 31, 1997. Accordingly, a proposal will be presented at the Annual Meeting to ratify the selection of Arthur Andersen LLP by the Board of Directors as independent public accountants to audit the accounts and records of the Company for the fiscal year ending December 31, 1997, and to perform other appropriate services.

     In the event that stockholders fail to ratify the selection of Arthur Andersen LLP, the Board of Directors would reconsider such selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interest.

     A representative of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if such representative desires to do so.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                        RECORD DATE AND STOCK OWNERSHIP

RECORD DATE

     The close of business on May 20, 1997 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting. As of March 31, 1997, the Company had 8,481,868 shares of common stock, $0.00001 par value per share (the "Common Stock"), issued and outstanding. All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the Annual Meeting, and stockholders of record entitled to vote at the Annual Meeting will have one (1) vote for each share so held on the matters to be voted upon.

STOCK OWNERSHIP OF MANAGEMENT AND DIRECTORS

     The following table sets forth the beneficial ownership of the Company's Common Stock as of March 31, 1997 by each Director, each executive officer named in the Summary Compensation Table in the "Executive Compensation" section below (the "Named Executive Officers"), and all Directors and executive officers as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated.

                                                                                 APPROXIMATE
                                                                   SHARES          PERCENT
                                                                BENEFICIALLY     BENEFICIALLY
                                 NAME                             OWNED(1)         OWNED(2)
        ------------------------------------------------------- ------------     ------------
        W. James Fitzsimmons(3)................................      252,867          2.9%
        G. Bradley Cole(4).....................................       84,303            *
        Jeffrey W. Jarvela(5)..................................       90,981          1.1%
        Victor M. Bernhard, M.D.(6)............................       61,405            *
        Lori E. Adels(7).......................................       72,057            *
        H. DuBose Montgomery(8)................................    2,151,246         25.3%
          3000 Sand Hill Road
          Building Four, Suite 100
          Menlo Park, CA 94025
        Vaughn D. Bryson(9)....................................       33,809            *
        Tony R. Brown, Ph.D.(10)...............................       36,190            *
        All Directors and executive officers as
          a group (10 persons)(11).............................    2,795,084         31.5%

---------------

  * Less than 1%

 (1) Except as indicated in the other footnotes to this table, based on information provided by such persons and subject to applicable community property laws, the persons named in the table above have sole voting and investment power with respect to all of the shares of Common Stock shown as beneficially owned by them.

 (2) Percentage of ownership is based on 8,481,868 shares of Common Stock outstanding on March 31, 1997. This percentage also includes Common Stock of which such individual or entity has the right to acquire beneficial ownership within sixty days of March 31, 1997, including but not limited to the exercise of an option; however, such Common Stock is not deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by General Rule 13d-3(1)(i) under the Securities Exchange Act of 1934.

 (3) Includes 204,288 shares in the form of immediately exercisable options, some of which, if exercised and issued, would be subject to a repurchase right of the Company until the lapse of such repurchase right in increments over time.

 (4) Includes 71,428 shares in the form of immediately exercisable options, some of which, if exercised and issued, would be subject to a repurchase right of the Company until the lapse of such repurchase right in increments over time.

 (5) Includes 25,130 shares in the form of immediately exercisable options, some of which, if exercised and issued, would be subject to a repurchase right of the Company until the lapse of such repurchase right in increments over time.

 (6) Includes 23,809 shares which are subject to a repurchase right of the Company until the lapse of such repurchase right in increments over time.

 (7) Includes 59,520 shares in the form of immediately exercisable options, some of which, if exercised and issued, would be subject to a repurchase right of the Company until the lapse of such repurchase right in increments over time.

 (8) Includes 2,107,921 shares beneficially owned by affiliated entities of Menlo Ventures. Mr. Montgomery, a Director of the Company, is a general partner of Menlo Ventures, a group of venture capital funds. Mr. Montgomery may be deemed to share voting and investment power with respect to these shares but he disclaims beneficial ownership of the shares held by Menlo Ventures IV, L.P. and Menlo Evergreen V, L.P. except to the extent of his pecuniary interest therein. Includes 10,000 shares in the form of immediately exercisable options, some of which, if exercised and issued, would be subject to a repurchase right of the Company until the lapse of such repurchase right in increments over time.

(9) Includes 13,889 shares which are subject to a repurchase right of the Company until the lapse of such repurchase right in increments over time, and 10,000 shares in the form of immediately exercisable options, some of which, if exercised and issued, would be subject to a repurchase right of the Company until the lapse of such repurchase right in increments over time.

(10) Includes 10,000 shares in the form of immediately exercisable options, some of which, if exercised and issued, would be subject to a repurchase right of the Company until the lapse of such repurchase right in increments over time.

(11) Includes 37,698 shares of Common Stock subject to a repurchase right of the Company, 11,666 shares in the form of options exercisable within 60 days of March 31, 1997, and 390,366 shares in the form of immediately exercisable options some of which, if exercised and issued, would be subject to a repurchase right of the Company. Such repurchase rights lapse in increments over time. See notes (3) through (10).

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS

     The following table sets forth information with respect to the only persons, other than Directors and executive officers, who beneficially owned (to the Company's knowledge) more than 5% of the Common Stock of the Company as of March 31, 1997.

                                                           AMOUNT AND NATURE
                         NAME AND ADDRESS                    OF BENEFICIAL       PERCENT OF
                       OF BENEFICIAL OWNER                     OWNERSHIP          CLASS(1)
        -------------------------------------------------- -----------------     ----------
        Entities affiliated with Menlo Ventures(2)........     2,107,921            24.9%
          3000 Sand Hill Road
          Building Four, Suite 100
          Menlo Park, CA 94025
        St. Jude Medical, Inc.............................       714,285             8.4%
          One Lillehei Plaza
          St. Paul, MN 55117
        Warburg Pincus Counsellors, Inc. (3)..............       692,491             8.2%
          466 Lexington Ave
          10th Floor
          New York, NY 10017

---------------

(1) Percentage of ownership is based on 8,481,868 shares of Common Stock outstanding on March 31, 1997.

(2) Includes 1,944,469 shares beneficially owned by Menlo Ventures IV, L.P. and 163,452 shares owned by Menlo Evergreen V, L.P. Mr. Montgomery, a Director of the Company, is a general partner of Menlo Ventures, a group of venture capital funds. Mr. Montgomery may be deemed to share voting and investment power with respect to these shares but he disclaims beneficial ownership of the shares held by Menlo Ventures IV, L.P. and Menlo Evergreen V, L.P. except to the extent of his pecuniary interest therein.

(3) Pursuant to Schedule 13G dated January 14, 1997, and filed with the Securities and Exchange Commission, Warburg, Pincus Counsellors, Inc. ("Warburg") has reported that: it has sole power to dispose of such 692,491 shares but has sole voting power with respect to only 369,600 of such shares, has shared voting power with respect to 182,981 of such shares and has no voting power with respect to 139,910 of such shares; its beneficial ownership of such shares arises from its services as investment adviser to investments accounts which own such shares; and none of such investment accounts individually owns more than five percent of the Company's securities.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and each of the Company's four other highest-paid executive officers (as determined as of the end of the last fiscal year) for services rendered in all capacities to the Company for the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, respectively (the "Named Executive Officers"). No executive officers who would have otherwise been includible in such table on the basis of salary and bonus earned for the 1996 fiscal year have resigned or terminated employment during the fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG TERM
                                                                                          COMPENSATION
                                                                                          ------------
                                                                                             AWARDS
                                                       ANNUAL COMPENSATION                ------------
                                             ----------------------------------------      SECURITIES
                                              SALARY       BONUS       OTHER ANNUAL        UNDERLYING
    NAME AND PRINCIPAL POSITION       YEAR    ($)(1)        ($)       COMPENSATION($)      OPTIONS(#)
------------------------------------  -----  --------     -------     ---------------     ------------
W. James Fitzsimmons................   1996  $182,308     $64,375(2)      $ 3,426(3)         40,000
  President and Chief Executive        1995   155,793      16,250(2)        4,277(3)         47,619(4)
  Officer                              1994   165,654      76,250(2)        3,120(3)         47,619(4)
Victor M. Bernhard, M.D.............   1996  $315,000     $22,750         $ 7,054(6)              0
  Vice President, Medical Affairs      1995   288,090      25,200           6,023(6)              0
                                       1994   127,154(5)       --          52,804(6)         59,523
G. Bradley Cole.....................   1996  $145,152     $22,750              --            30,000
  Vice President, Finance and Chief    1995   126,164      10,920              --            23,809
  Financial Officer                    1994    61,563(5)       --              --            59,523
Jeffrey W. Jarvela..................   1996  $142,892     $22,750              --            30,000
  Vice President, Manufacturing        1995   123,041      10,575              --            23,808
                                       1994   124,166       4,101              --            17,857
Lori E. Adels.......................   1996  $125,609     $22,750         $ 1,811(7)         30,000
  Vice President, Regulatory Affairs   1995   101,663       9,586           2,073(7)         33,688
  and Quality Assurance                1994    86,203       4,101             512(7)         11,904

---------------

(1) Salary includes amounts deferred pursuant to the Company's 401(k) Plan.

(2) Includes the forgiveness of $16,250 of indebtedness pursuant to a loan agreement between the Company and Mr. Fitzsimmons (See "Certain Transactions"). Mr. Fitzsimmons' 1996 Bonus includes a 1995 Bonus of $14,000 paid in 1996.

(3) Represents interest imputed on loans extended by the Company to Mr. Fitzsimmons.

(4) The options granted to Mr. Fitzsimmons were originally granted in 1994, then canceled and subsequently regranted on February 1, 1995.

(5) Dr. Bernhard joined the Company in August 1994; Mr. Cole joined the Company in July 1994.

(6) Represents reimbursement of relocation expenses.

(7) Represents interest imputed on loans extended by the Company to Ms. Adels.

STOCK OPTIONS

     The following table contains information concerning the grant of stock options made under the Company's 1995 Stock Option Plan for the 1996 fiscal year to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL
                                                                                               REALIZABLE
                                                   INDIVIDUAL GRANTS                        VALUE AT ASSUMED
                                --------------------------------------------------------     ANNUAL RATES OF
                                NUMBER OF                                                         STOCK
                                SECURITIES    PERCENT OF                                          PRICE
                                UNDERLYING   TOTAL OPTIONS                                  APPRECIATION FOR
                                 OPTIONS      GRANTED TO                                     OPTION TERM (1)
                                 GRANTED     EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   -------------------
             NAME                 (#)(2)      FISCAL YEAR      ($/SH)(3)         DATE       5%($)      10%($)
------------------------------  ----------   -------------   --------------   ----------   --------   --------
W. James Fitzsimmons..........      40,000        7.79%          $ 9.25         09/02/06   $232,691   $589,685
Victor M. Bernhard, M.D.......           0          --               --               --         --         --
G. Bradley Cole...............      30,000        5.84             9.25         09/02/06    174,518    442,264
Jeffrey W. Jarvela............      30,000        5.84             9.25         09/02/06    174,518    442,264
Lori E. Adels.................      30,000        5.84             9.25         09/02/06    174,518    442,264

---------------

(1) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(2) Each of the options listed in the table vests and becomes exercisable with respect to 20% of the option shares upon completion of one year of service from the date of grant and the balance in a series of equal monthly installments over the next 48 months of service thereafter. The option shares will vest upon an acquisition of the Company by merger or asset sale, unless the Company's repurchase right with respect to the unvested option shares is transferred to the acquiring entity. Each option has a maximum term of ten (10) years, subject to earlier termination in the event of the optionee's cessation of employment or service with the Company.

(3) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise.

OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to the Named Executive Officers concerning the exercise of options during the 1996 fiscal year and unexercised options held as of the end of the 1996 fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING         VALUE OF UNEXERCISED
                                SHARES                           UNEXERCISED                IN-THE-
                              ACQUIRED ON                     OPTIONS AT FISCAL     MONEY OPTIONS AT FISCAL
                              EXERCISE(#)                        YEAR-END(2)            YEAR-END($)(3)
                              -----------                    --------------------   -----------------------
            NAME                                VALUE         VESTED     UNVESTED     VESTED       UNVESTED
----------------------------                REALIZED($)(1)   --------    --------   ----------     --------
                                            --------------
W. James Fitzsimmons........     10,000        $106,795       161,034     83,254    $1,341,577     $295,809
Victor M. Bernhard, M.D.....         --              --            --         --            --           --
G. Bradley Cole.............         --              --        25,398     76,030       177,627      288,801
Jeffrey W. Jarvela..........     40,038         384,673         8,215     60,081        51,112      192,315
Lori E. Adels...............         --              --        26,612     62,908       189,132      195,663

---------------

(1) Based on the fair market value of the shares on the exercise date less the exercise price paid for the shares.

(2) Some of the options are immediately exercisable for all of the option shares, but any shares purchased under the options will be subject to repurchase by the Company at the original exercise price per share upon the optionee's cessation of service until such shares have vested. The table indicates the number and value of shares no longer subject to the Company's repurchase right (vested) and the number and value of shares subject to the repurchase right (unvested) as of fiscal year-end.

(3) Based on the fair market value of the Company's Common Stock at the end of the 1996 fiscal year ($9.75 per share) less the exercise price payable for such shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors are Messrs. Bryson and Montgomery. None of these individuals was an officer or employee of the Company at any time during the fiscal year ended December 31, 1996, or at any other time. Mr. Montgomery is a general partner of Menlo Ventures, a principal stockholder of the Company. See "Ownership of Securities."

EMPLOYMENT AGREEMENTS

     The Company presently has employment agreements with Mr. Fitzsimmons, Dr. Bernhard, Mr. Giannotti and Ms. McDermott as described below.

     On October 1, 1991, the Company entered into an employment agreement with
W. James Fitzsimmons, the Company's President and Chief Executive Officer and a Director of the Company, pursuant to which his salary was set at $155,000 per annum through October 1, 1995; the Company agreed to grant him options to purchase 178,571 shares of Common Stock; and the Company agreed to extend loans to assist him in the purchase of his principal residence (see "Certain Transactions"). The Board of Directors has subsequently approved increases to Mr. Fitzsimmons' salary. The agreement provides for severance payments should his employment be terminated by the Company without cause for the lesser of six months or until he commences new employment, whichever occurs first.

     On April 26, 1994, the Company entered into an employment agreement with Dr. Victor M. Bernhard, the Company's Vice President of Medical Affairs, pursuant to which his salary was set at $300,000 per annum; the Company agreed to grant him options to purchase 59,523 shares of Common Stock; and the Company agreed to reimburse certain relocation costs, including closing costs on the sale of his existing home and the purchase of a new home. The Board has subsequently approved increases to Dr. Bernhard's salary. The agreement provides for severance payments should his employment be terminated by the Company without cause during the first 36 months of his employment: 18 months of salary will be paid if his employment is terminated less than 12 months after his commencement of employment; 12 months of salary will be paid if his employment is terminated more than 12 but less than 24 months after his commencement of employment; and 6 months of salary will be paid if his employment is terminated more than 24 but less than 36 months after his commencement of employment.

     On March 1, 1996, the Company entered into an employment agreement with Ronald R. Giannotti, the Company's Vice President, Sales and Marketing, pursuant to which his salary was set at $125,000 per annum; the Company agreed to grant him options to purchase 50,000 shares of Common Stock; and the Company agreed to advance certain relocation costs. The Board of Directors has subsequently approved an increase to Mr. Giannotti's salary and to the number of option shares granted to Mr. Giannotti. The agreement provides for an interest-free down payment assistance loan of up to $100,000 payable over five years (see "Certain Transactions"). In addition, the agreement also provides for severance payments equal to six months' salary should his employment be terminated by the Company without cause.

     On August 12, 1996, the Company entered into an employment agreement with Elizabeth A. McDermott, the Company's Vice President of Research and Development, pursuant to which her salary was set at $135,000 per annum; the Company also agreed to grant her options to purchase a total of 75,000 shares of Common Stock. The Board of Directors has subsequently approved an increase to Ms. McDermott's salary. In the event her employment is terminated by the Company without cause, the agreement provides for severance payments equal to her base salary for a period of six months or until she commences new employment, whichever occurs first.

CHANGE IN CONTROL ARRANGEMENTS

     All executive officers of the Company are eligible to participate in the Company's Officers Severance Plan. To the extent that any of such executive officers currently have other severance arrangements with the Company, such executive officers may elect to accept the severance benefits available under the Officers Severance Plan or their existing severance arrangements. Under the Officers Severance Plan, in the event that an officer is involuntarily terminated, including a reduction in such officer's compensation or responsibilities, within 12 months of a change in control, such officer shall receive severance benefits equal to 24 months of salary plus a bonus equal to 200% of such officer's Target Bonus. A Target Bonus is 100% of the bonus potential established for each officer by the Company for the applicable fiscal year. In the event that an officer is involuntarily terminated, including a reduction in such officer's compensation or responsibilites, more than 12 but less than 24 months following a change in control, such officer shall receive severance benefits equal to 12 months of salary plus a bonus equal to 100% of his or her Target Bonus. In the event that an officer is terminated for other than cause, such officer shall receive 6 months of salary plus 50% of his or her Target Bonus. In addition to the above payments, the Company shall also pay for each applicable officer's COBRA continuation coverage for 18, 12 and 6 months, respectively.

            REPORT OF THE BOARD OF DIRECTORS REGARDING COMPENSATION

     The following is the Report of the Compensation Committee describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 1996.

     The objectives of the Board in establishing the compensation levels for the executive officers in fiscal year 1996 have been: (1)to provide a means for the Company to attract and retain high-quality executives; (2) to tie executive compensation directly to the Company's business and performance objectives; and
(3) to reward outstanding individual performance that contributes to the long-term success of the Company. Each executive officer's compensation package is comprised of three elements: (1) base compensation, which reflects individual performance and is designed primarily to be competitive with salary levels in a comparative group, (2) annual cash bonuses tied to the achievement of corporate performance goals proposed by the executive officers of the Company and approved by the Compensation Committee, and (3) stock options which emphasize a focus on Company growth and increased stockholder value.

     The base compensation for each executive officer was determined at the time of each officer's commencement of employment based on individual negotiation.

VICE PRESIDENT BONUS PROGRAM

     The Company's Vice President Bonus Program provides for incentive bonus compensation to all senior managers (except the President and Chief Executive Officer) based on the achievement of specific corporate performance targets established early in the fiscal year relating to clinical results and regulatory submissions. Bonuses for fiscal year 1996 were paid to officers of the Company based on corporate performance targets, some of which were exceeded.

STOCK OPTION GRANTS

     Long-term incentives are provided through stock option grants. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire shares of the Company's common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). Each option generally becomes exercisable in installments over a five year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a full return to the executive officer only if the executive officer remains employed by the Company during the five-year vesting period, and then only if the market price of the shares appreciates over the option term.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Mr. Fitzsimmons' base salary was established through individual negotiation prior to his commencement of employment in October 1991. The Board increased Mr. Fitzsimmons' base salary to $175,000 per annum on November 29, 1994 to be effective December 1, 1994. After the Company clinical trials were suspended in early 1995, Mr. Fitzsimmons voluntarily took a 15% reduction in compensation beginning in March 1995 through October 31, 1995. Based on the results of a survey conducted on officer compensation for officers at medical device companies in the San Francisco Bay Area, the Board increased Mr. Fitzsimmons' base salary to $200,000 effective October 1, 1996. Mr. Fitzsimmons received a portion of his 1995 salary in 1996. Mr. Fitzsimmons was granted an option to purchase 40,000 shares of Common Stock during the 1996 fiscal year. In addition, the Compensation Committee adopted a President Bonus Program which provides for bonus payments equal to 150% of the payments under the Vice President Bonus Program on the achievement of specific corporate performance targets relating to clinical results and regulatory submissions. Bonuses for fiscal year 1996 were paid to Mr. Fitzsimmons based on corporate performance targets, some of which were exceeded.

     Submitted by the Company's Compensation Committee:

                  H. DuBose Montgomery
                  Vaughn D. Bryson

                        COMPARISON OF STOCKHOLDER RETURN

     This graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends) of the Company's Common Stock price with the cumulative total returns of the Nasdaq Stock Market (U.S.) Index and the Hambrecht & Quist Healthcare Excluding Biotechnology Index.

                              [PERFORMANCE GRAPH]


                                    2/6/96  3/31/96   6/31/96   9/30/96   12/31/96
----------------------------------------------------------------------------------
EndoVascular Technologies, Inc.       100      83        92       100        81
----------------------------------------------------------------------------------
Nasdaq Stock Market (U.S.) Index      100     102       110       114       120
----------------------------------------------------------------------------------
Hambrecht & Quist Healthcare
Excluding Biotechnology Index         100      99        93       102       103
----------------------------------------------------------------------------------

---------------

(1) The graph covers the period from February 7, 1996, the date the Company's initial public offering commenced, through the fiscal year ended December 31, 1996.

(2) The graph assumes that $100 was invested on February 7, 1996 in the Company's Common Stock in each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

(3) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

(4) The performance graph and all of the material in the Compensation Committee Report is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference to any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

                              CERTAIN TRANSACTIONS

     On September 22, 1992, the Company extended two loans to Mr. Fitzsimmons, the Company's President and Chief Executive Officer and a Director of the Company, for $65,000 each to assist him with the purchase of his residence. The first loan ("First Loan") was due in four equal annual installments of $16,250 on December 30 of each year beginning in 1992 and was secured by his residence. The second loan ("Second Loan") was due on demand by the Company and was to be secured by any shares Mr. Fitzsimmons may acquire upon exercise of an option to purchase 178,571 shares of the Common Stock of the Company granted to him on October 10, 1991. The Second Loan was secured by 60,000 shares of Common Stock acquired under such option. Unless Mr. Fitzsimmons ceases employment with the Company, no interest was to accrue on the First Loan. In each of 1993, 1994, 1995 and 1996, the Company awarded bonuses to Mr. Fitzsimmons in the amount of $16,250 in partial forgiveness of the principal balance of the First Loan. Both loans provided for forgiveness of outstanding principal and interest in the event the Company ceases business. The largest aggregate amount of indebtedness outstanding since the beginning of the Company's last fiscal year under the two loans was $81,250. Mr. Fitzsimmons repaid all outstanding indebtedness under both loans on November 1, 1996.

     On February 9, 1997, the Company extended a loan to Mr. Giannotti, the Company's Vice President, Sales and Marketing, for $250,000 to assist him with the purchase of his residence. The loan is due and payable on February 9, 2002 ("Giannotti Repayment Date") unless accelerated under the terms of the loan agreement, and is secured by a Second Deed of Trust on such residence. No interest shall accrue on the loan until the Giannotti Repayment Date.

     On April 5, 1993, the Company extended a loan to Ms. Adels, the Company's Vice President, Regulatory Affairs and Quality Assurance, for $6,500 to assist her with relocation expenses (the "1993 Loan"). The 1993 Loan is due and payable on demand. No interest shall accrue on the 1993 Loan. On November 9, 1994, the Company extended a loan to Ms. Adels for $25,000 (the "1994 Loan"). The 1994 Loan is due and payable on demand. The 1993 Loan and the 1994 Loan are each secured by any shares Ms. Adels may acquire upon exercise of an option to purchase 19,047 shares of the Common Stock of the Company granted to her on July 27, 1992. No interest shall accrue on the 1994 Loan. On April 11, 1997, the Company extended a loan to Ms. Adels for $100,000 to assist her with the purchase of her residence (the "1997 Loan"). The 1997 Loan is due and payable on April 11, 2002 ("Adels Repayment Date") unless accelerated under the terms of the loan agreement, and is secured by any shares Ms. Adels may acquire upon exercise of certain options to purchase shares of the Common Stock of the Company. No interest shall accrue on the 1997 Loan until the Adels Repayment Date. The largest aggregate amount of indebtedness outstanding since the beginning of the Company's last fiscal year under the three loans was $131,500.

     The Company has entered into employment agreements with Mr. W. James Fitzsimmons, the Company's President and Chief Executive Officer and a Director of the Company, Dr. Victor M. Bernhard, the Company's Vice President, Medical Affairs, Elizabeth A. McDermott, the Company's Vice President, Research and Development and Ronald R. Giannotti, the Company's Vice President, Sales and Marketing. In addition, the Company has granted options to certain Directors and executive officers. Certain executive officers are also eligible to participate in the Company's Officers Severance Plan. See "Executive Compensation and Related Information - Employment Agreements" and "Change in Control Arrangements."

     In February 1997, the Company adopted a Stockholder Rights Plan (the "Rights Plan"). The rights granted to stockholders under the Rights Plan (each, a "Right") will generally not become exercisable and will continue to trade with the common stock unless a person or group acquires 15 percent or more of the Company's Common Stock or announces a tender offer which, if consummated, would result in ownership of 15 percent or more of the Company's Common Stock. Each Right will entitle stockholders to buy one-thousandth of a share of a new series of junior participating preferred stock of the Company at an exercise price of $60.00. If a person or group acquires 15 percent or more of the Company's outstanding Common Stock, each Right will entitle the Company's stockholders (other than the acquiring person or group and subject to a grandfather clause) to purchase a number of the Company's common shares having a market value of twice the exercise price. In addition, if the Company is acquired in a merger or other business combination transaction after such a person or group has acquired 15 percent or more of the Company's outstanding Common Stock, each Right will entitle its holder to purchase a number of the acquiring company's common shares having a market value of twice the exercise price. Following the acquisition by such a person or group of 15 percent or more of the Company's Common Stock and prior to an acquisition of 50 percent or more of the Company's Common Stock, the Board of Directors may exchange the Rights, excluding those owned by such person or group, for one share of Common Stock per Right. Alternatively, the Rights may be redeemed for one cent per Right at the option of the Board of Directors prior to the acquisition by a person or group of beneficial ownership of 15 percent or more of the Company's Common Stock.

     All future transactions between the Company and its officers, Directors, principal stockholders and affiliates will be approved by a majority of the independent and disinterested members of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 ANNUAL REPORT

     A copy of the Annual Report of the Company for the fiscal year ended December 31, 1996 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Except for "Executive Officers of the Registrant" from Part I of the Company's Annual

Report on Form 10-K for the fiscal year ended December 31, 1996, the Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Stockholder proposals intended to be considered at the 1998 Annual Meeting of Stockholders must be received by the Company no later than January 30, 1998. The proposal must be mailed to the Company's principal executive offices, 1360 O'Brien Drive, Menlo Park, California 94025, Attention: Investor Relations. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for the 1996 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1996 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders, except for a late filing of a Form 3 by G. Bradley Cole filed in connection with the Company's initial public offering in February 1996.

                                   FORM 10-K

     THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-K WITH THE SEC. STOCKHOLDERS MAY OBTAIN A COPY OF THIS REPORT, WITHOUT CHARGE, BY WRITING TO ENDOVASCULAR TECHNOLOGIES, INC., ATTN: INVESTOR RELATIONS, 1360 O'BRIEN DRIVE, MENLO PARK, CALIFORNIA 94025.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          W. James Fitzsimmons
                                          President and Chief Executive Officer

Menlo Park, California
May 30, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                        ENDOVASCULAR TECHNOLOGIES, INC.
                                     PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 16, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints W. James Fitzsimmons and G. Bradley Cole and each or either of them as proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of EndoVascular Technologies, Inc., held of record by the undersigned on May 20, 1997 at the Annual Meeting of Stockholders of EndoVascular Technologies, Inc. to be held July 16, 1997, or at any adjournment or postponement thereof.

    The Board of Directors recommends a vote FOR Proposal Nos. 1 and 2. This Proxy, when properly executed, will be voted as specified on the reverse side. This Proxy will be voted FOR Proposal Nos. 1 and 2 if no specification is made.

1. ELECTION OF DIRECTORS

                [ ] FOR the Nominees   [ ] WITHHOLD AUTHORITY            [ ] EXCEPTIONS
                  listed below:          to vote for the Nominees

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE "EXCEPTIONS" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW:

        H. DuBose Montgomery
       Vaughn D. Bryson

2. To ratify the selection of Arthur Andersen LLP as independent public accountants of the Company.

                [ ] FOR                [ ] AGAINST                       [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                    DATED:                , 1997

                                                    SIGNATURE:

                                                      (ADDITIONAL SIGNATURE IF
                                                           HELD JOINTLY)

 PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.